UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 23, 2010

MGP Ingredients, Inc.

(Exact name of registrant as specified in its charter)

KANSAS	0-17196	48-0531200
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Commercial Street

Box 130

Atchison, Kansas 66002

 (Address of principal executive offices) (Zip Code)

(913) 367-1480

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On August 23, 2010 MGP Ingredients, Inc. (the “Company”) issued a press release, incorporated into this Item 2.02 by reference, relating to financial results for the fourth quarter of fiscal year 2010, which ended June 30, 2010.  The press release, dated August 23, 2010 is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition,” Item 7.01, “Regulation FD Disclosure” and Item 9.01, “Financial Statements and Exhibits.”

Item 7.01 Regulation FD Disclosure.

Attached as Exhibit 99.1, and incorporated into this Item 7.01 by reference, is a press release relating to the Company’s financial results for the fourth quarter of fiscal year 2010, which ended June 30, 2010.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release dated August 23, 2010, furnished solely for the purpose of incorporation by reference into Items 2.02, 7.01 and 9.01.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGP INGREDIENTS, INC.

Date: August 23, 2010	By:	/s/ Timothy W. Newkirk
Timothy W. Newkirk
President and Chief Executive Officer

INDEX TO EXHIBITS

99.1	Press Release dated August 23, 2010, furnished solely for the purpose of incorporation by reference into Items 2.02, 7.01 and 9.01.